Investor Presentation November 2025

Disclaimer This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this presentation, including statements regarding our future results of operations and financial position, business strategy and plans, and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “expects,” “might,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “seek,” “would” or “continue,” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition liquidity and results of operations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions described in our annual report on Form 10-K, our quarterly reports on Form 10-Q and our current reports on Form 8-K as filed with the Securities and Exchange Commission (“SEC”) from time to time. Additional information will also be set forth in the Company’s annual report on Form 10-Q for the fiscal quarter ended September 30, 2025, which will be filed with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. While we may elect to update these forward-looking statements at some point in the future, whether as a result of any new information, future events, or otherwise, we have no current intention of doing so except to the extent required by applicable law. Some of the key factors that could cause actual results to differ include: (1) our dependence on revenue from the property and casualty insurance industries, and specifically automotive insurance, and exposure to risks related to those industries; (2) our dependence on our relationships with insurance providers with no long-term minimum financial commitments; (3) our reliance on a small number of insurance providers for a significant portion of our revenue; (4) our dependence on third-party media sources for a significant portion of visitors to our websites and marketplace; (5) our ability to attract consumers searching for insurance to our websites and marketplace through Internet search engines, display advertising, social media, content-based online advertising and other online sources; (6) any limitations restricting our ability to market to users or collect and use data derived from user activities; (7)  risks related to cybersecurity incidents or other network disruptions; (8) risks related to the use of artificial intelligence; (9) our ability to develop new and enhanced products and services to attract and retain consumers and insurance providers, and to successfully monetize them; (10) the impact of competition in our industry and innovation by our competitors; (11) our ability to hire and retain necessary qualified employees to expand our operations; (12) our ability to stay abreast of and comply with new or modified laws and regulations that currently apply or become applicable to our business, including with respect to the insurance industry, telemarketing restrictions and data privacy requirements; (13) our ability to protect our intellectual property rights and maintain and build our brand; (14) our future financial performance, including our expectations regarding our revenue, cost of revenue, variable marketing dollars, operating expenses, cash flows and ability to achieve, and maintain, future profitability; (15) our ability to properly collect, process, store, share, disclose and use consumer information and other data; (16) any impacts of economic or legislative developments, including inflation, increased tariffs and the One Big Beautiful Bill Act, or OBBBA; and (17) the future trading prices of our Class A common stock, including any impacts resulting from our share repurchase program. The Company’s presentation also contains estimates, projections, & other information concerning the Company’s industry, the Company’s business & the markets for certain of the Company’s products & services, including data regarding the estimated size of those markets. The information concerning our industry contained in this presentation is based on our general knowledge of and expectations concerning the industry. The Company’s market position, market share and industry market size are based on estimates using our internal data and estimates, data from various industry analyses, our internal research and adjustments and assumptions that we believe to be reasonable. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties & actual events or circumstances may differ materially from events & circumstances reflected in this information. Unless otherwise expressly stated, the Company obtained this industry, business, market & other data from reports, research surveys, studies & similar data prepared by market research firms & other third parties, from industry, general publications, & from government data & similar sources. We have not independently verified data from these sources and cannot guarantee their accuracy or completeness. The Company presents Adjusted EBITDA as a non-GAAP measure, which is not a substitute for or superior to, other measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation to the most directly comparable GAAP measures is included in the Appendix to these slides.

Our vision: To be the leading growth partner for P&C insurance providers

Extensive distribution channels with Carriers and Local Agent Network3 Asset-Light model, with strong operating leverage, driving scale, growing profitability and cash flow Key Investment Highlights Insurance Marketplace Leader Massive Market Opportunity Proprietary AI Tech and Data Extensive Distribution Compelling Business Model Leading Property and Casualty1 (”P&C”) online insurance marketplace providing compelling benefits for consumers and insurance providers $117b in annual P&C insurance distribution and advertising spend continuing to shift online provides multi-year tailwind2 Proprietary platforms improving the way insurance providers attract and connect with consumers shopping for insurance Includes auto, home, renters and other related insurance products Source: S&P Global Market Intelligence as of 2023 Also referred to as 3rd party agent network

Company Overview

Company Snapshot

- One of the largest online insurance customer acquisition and distribution platforms
- Highly scalable, data and AI proprietary platform leveraging 4.0b+ consumer data points amassed over a decade[1]
- Diversified distribution model: ~60 carriers and ~6,000 3rd party agents across multiple P&C insurance markets
- Founded in 2011 with headquarters in Cambridge, MA

Compelling Value Proposition

Providers: efficiently acquire consumers

- Large volume of **high intent consumers**
- **Higher ROI** from target-based consumer attributes
- Opportunity to acquire consumer **referrals**

Consumers: saving time and money

- Single destination for **P&C insurance needs**
- **Personalized** shopping experience
- Provide **multiple** quotes, fitting the consumer's needs

1. Source: estimated using Company data as of December 31, 2024

EVERQUOTE
5

Large & Expanding TAM

U.S. P&C Insurance Market: Distribution and Advertising Spend[1]


$117b
P&C Distribution and Advertising Spend Market
$7b
P&C Digital Advertising Spend

Highlights[2]

<1%
Estimated share of P&C Distribution and Advertising Spend Market

~7%
Estimated share of P&C Digital Advertising Spend Market

~15%
Estimated Digital Advertising Spend Growth[3]

Growth Drivers

Increased carrier focus on ***growing policies in force***

Continued shift of ***acquisition spend online***

Continued shift to ***digitization of insurance products and workflows***

1. Source: S&P Global Market Intelligence, Insider Intelligence, and Company's own estimates. Includes commissions and advertising spend 2023
2. Market share based on EverQuote's FY 2024 revenue, which was $500.2 million
3. Estimated compound annual growth rate for 2023 to 2026 for all insurance verticals. Source: Insider Intelligence

EVERQUOTE

6

Proprietary Platforms Strengthen Competitive Moat Minimize Cost per Acquisition Omni-channel Automated Bidding Marketing Maximize Conversion Rates Consumer Personalized User Experiences Maximize Bind Performance Consumer Alignment Algorithms Distribution Maximize Value per Acquisition Enterprise & Agency Campaign Management B2B Highly integrated AI, machine learning and data assets to support growth of all verticals Source: estimated using Company data as of December 31, 2024 4.0b+ Consumer Submitted Data Points Since Inception1

Distribution The Consumer Journey Traffic Channels Provider Engagement Consumer Arrival Provider Matching Partnerships Performance Media Other1 SEM Clicks Calls Consumer Routing Consumer Acquisition Performance Alignment Bidding Carriers Enterprise Distribution Agent Distribution Local Agent Network Other includes organic search, direct-to-site, partner exchange & other traffic sources Based on Company data & representative of the insurance provider partners on the platform as of December 31, 2024 Representative Carriers2

Multiple Levers to Drive Future Growth Attract More High-Intent Consumers Explore Acquisition Opportunities Increase Provider Coverage and Budget Grow Non-Auto Verticals Expand Product Offerings Leverage Technology Advantage

Financial Highlights

Q3 2025 Results Quarterly Revenue ($m) Year-over-Year Comparison Quarterly Adjusted EBITDA ($m) Quarterly Variable Marketing Dollars ($m) $m Q3 2024 Q3 2025 YoY Growth % Revenue $144.5 $173.9 20% Variable Marketing Dollars $43.9 $50.1 14% Adjusted EBITDA $18.8 $25.1 33% Adjusted EBITDA Margin % 13.0% 14.4% 1.4% pts.

Financial Highlights Quarterly Revenue (Q1 ‘24 – Q3 ‘25) ($m) Q3 Highlights EVER’s Q3 2025 total revenue grew 20% YoY to $173.9m Auto Q3 2025 revenue increased 21% YoY to $157.6m Home/Renters Q3 2025 revenue increased 15% YoY to $16.3m Executed $21m of share repurchase program $146m of cash and cash equivalents as of September 30, 2025 $147.5 $144.5 $156.6 Total: Other revenue consists of life, health and other insurance verticals. The health insurance vertical was exited on June 30, 2023, causing a significant decline in Other revenue Note: Due to rounding within the individual revenue vertical amount, summation of verticals to total revenue may not agree. $500.2 $248.8 $346.9 $418.5 $404.1 Total: $287.9 Annual Revenue (2019 – 2024) ($m) $91.1 $117.1 $166.6 $173.9

Financial Overview Since 2018 Variable Marketing Dollars ($m) Revenue ($m) Note: Auto insurance market downturn began in the late summer of 2021 Note: Historical financials include health insurance vertical financials, which was exited on June 30, 2023. Note: The health insurance vertical revenue was: $29.7m in 2021, $38.7m in 2022, and $15.0m in 2023. Operating Cash Flow ($m) Adjusted EBITDA ($m) Auto Downturn Begins in Late Summer 2021 CAGR 2018 - 2024: ~22% CAGR 2018 - 2024: ~21%

NASDAQ: EVER

Appendix

Key Metrics Definitions Variable Marketing Dollars & Margin We define variable marketing dollars, or VMD, as revenue, as reported in our consolidated statements of operations and comprehensive income (loss), less advertising costs (a component of sales and marketing expense, as reported in our consolidated statements of operations and comprehensive income (loss)). We define variable marketing margin, or VMM, as VMD divided by revenue. We use VMD and VMM to measure the efficiency of individual advertising and consumer acquisition sources and to make trade-off decisions to manage our return on advertising. We do not use VMD or VMM as a measure of profitability. Adjusted EBITDA We define Adjusted EBITDA as net income (loss), adjusted to exclude: stock-based compensation expense, depreciation and amortization expense, restructuring and other charges, acquisition-related costs, legal settlement expense, one-time severance charges, interest income and the provision for (benefit from) income taxes. We monitor & present Adjusted EBITDA because it is a key measure used by our management & board of directors to understand & evaluate our operating performance, to establish budgets & to develop operational goals for managing our business.

Reconciliation of Adjusted EBITDA - 12 Months Ended 12 Months Ended December 31, 2024 December 31, 2023 December 31, 2022 December 31, 2021 December 31, 2020 December 31, 2019 Net Income (Loss) $32,169 ($51,287) ($24,416) ($19,434) ($11,202) ($7,117) Stock-based compensation $20,614 $22,808 $28,986 $30,020 $24,179 $12,721 Depreciation & amortization $5,672 $6,196 $5,848 $5,072 $3,350 $2,186 Legal settlement - - - - - $1,227 Acquisition-related costs/earnout - ($150) ($4,135) $1,065 $2,258 - Restructuring and Other Charges - $23,568 - $440 - - Interest (income) expense, net ($2,079) ($1,251) ($349) ($37) ($189) ($669) Provision for (benefit from) income taxes $1,839 $577 - ($2,510) - - Adjusted EBITDA $58,215 $461 $5,934 $14,616 $18,396 $8,348 ($ in Thousands)

Reconciliation of Adjusted EBITDA - 3 Months Ended 3 Months Ended September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 Net Income (Loss) $18,865 $14,701 $7,990 $12,306 $11,554 Stock-based compensation $6,728 $6,560 $5,420 $5,310 $5,446 Depreciation & amortization $811 $918 $1,221 $1,555 $1,618 Legal settlement - $332 $7,900 - - Acquisition-related costs/earnout - - - - - Restructuring and Other Charges - - - - - Interest (income) expense, net ($992) ($918) ($708) ($683) ($554) Provision for (benefit from) income taxes ($345) $363 $684 $428 $719 Adjusted EBITDA $25,067 $21,956 $22,507 $18,916 $18,783 ($ in Thousands)